                                                                    EXHIBIT 10.8

                           EFFICIENT NETWORKS, INC.

              AMENDMENT NO. 4 TO THE INVESTORS' RIGHTS AGREEMENT


     This Amendment No. 4 ("Amendment") to the Investors' Rights Agreement dated as of July 30, 1993, as previously amended by Amendments No. 1, 2 and 3 thereto dated February 9, 1994, September 30, 1994 and September 1, 1995, respectively (together the "Agreement"), is made as of this 31st day of December, 1996 by and among Efficient Networks, Inc., a Delaware corporation (the "Company"), each of the entities listed on Schedule I hereto (the "Existing Investors") and each of
                       ----------
the individuals and entities listed on Schedule II hereto (the "Series E
                                       ------------
Investors"). Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Agreement.

                                   RECITALS
                                   --------

     A. The Company desires to sell and issue to the Series E Investors, and the Series E Investors desire to purchase from the Company, 3,091,430 shares of the Company's Series E Preferred Stock pursuant to the Series E Preferred Stock Purchase Agreement dated of even date herewith (the "Series E Agreement").

     B. The Existing Investors desire for the Series E Investors to invest in the Company and, as a condition thereof and to induce such investment, the Existing Investors are willing to enter into this Amendment to permit the Series E Investors to become a party to the Agreement, as amended.

     In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.  ADDITIONAL PARTY TO THE AGREEMENT.
         ---------------------------------

     The Series E Investors hereby enter into and become parties to the Agreement. Schedule A to the Agreement is amended to include the Series E
            ----------
Investors.

     2.  AMENDMENTS TO AGREEMENT.
         -----------------------

     2.1 The Series E Investors and the Existing Investors are collectively referred to as "Investors" for the purposes of the Agreement, as amended.

     2.2 Section 1.1(c) of the Agreement is amended in its entirety to read as follows:

        "(c) The term "Registrable Securities" means (1) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock and (2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned;"

     2.3 The first sentence of Section 2.1 of the Agreement is amended in its entirety to read as follows:

        "2.1  Delivery of Financial Statements.  The Company shall deliver to
              --------------------------------
     each Investor holding at least 750,000 shares of Series A Preferred Stock, 375,000 shares of Series B Preferred Stock, 250,000 shares of Series C Preferred Stock, 250,000 shares of Series D Preferred Stock or 200,000 shares of Series E Preferred Stock;"

     2.4  All references to "Series A Preferred Stock" in Sections 2.4, 2.7 and
2.10 shall be deemed to include and make reference to the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

     3.   WAIVER AND CONSENT.
          ------------------

     Each Existing Investor, pursuant to any rights such Existing Investor may have under the Agreement, hereby, on behalf of himself and the other Investors under the Agreement, (a) waives all rights under, and any notice required by,
Section 3 of the Agreement relating to any rights to purchase or rights of first refusal with respect to the sale of the shares of Series E Preferred Stock, (b) consents to adding as a party to the Agreement the Series E Investor, and (c) consents to the registration rights hereby provided the Series E Investor, which consent is given pursuant to Section 1.14 of the Agreement.

     4.   EFFECT OF AMENDMENT.
          -------------------

     Except as amended and set forth above, the Agreement shall continue in full force and effect.

     5.  COUNTERPARTS.
         ------------

     This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument.

     6.  SEVERABILITY.
         ------------

     If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     7.  ENTIRE AGREEMENT.
         ----------------

     This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     8.  GOVERNING LAW.
         -------------

     This Amendment shall be governed by and construed under the laws of the State of Texas.



                         [signatures on following page]

     This Amendment is hereby executed as of the date first above written.

                              EFFICIENT NETWORKS, INC., a Delaware corporation


                              By:_______________________________________
                              Mark A. Floyd, President

                              Address:      4201 Spring Valley Road
                                            Suite 1200
                                            Dallas, Texas  75244


EXISTING INVESTORS:           CROSSPOINT VENTURE PARTNERS 1993
------------------


                              By:_______________________________________
                              General Partner

                              Address: 18552 MacArthur Blvd., Ste. 400 Irvine, California 92715


                              CROSSPOINT 1993 ENTREPRENEURS FUND


                              By:_______________________________________
                              General Partner

                              Address: 18552 MacArthur Blvd., Ste. 400 Irvine, California 92715

                              ENTERPRISE PARTNERS II L.P.

                              By:   Enterprise Management Partners II,
                                    L.P., Its General Partner


                                    By:_________________________________
                                    General Partner

                              Address:      12011 San Vicente Boulevard
                                            Suite 330
                                            Los Angeles, California 90049


                              ENTERPRISE PARTNERS II ASSOCIATES, L.P.

                              By:   Enterprise Management Partners II,
                                    L.P., Its General Partner


                                    By:_________________________________
                                    General Partner

                              Address:      12011 San Vicente Boulevard
                                            Suite 330
                                            Los Angeles, California 90049


                              OCEAN PARK VENTURES, L.P.


                              By:_______________________________________
                                    General Partner

                              Address:      12011 San Vicente Boulevard
                                            Suite 330
                                            Los Angeles, California 90049

                              EL DORADO VENTURES III, L.P.

                              By:   El Dorado Venture Partners III, Its
                                    General Partner


                                    By:_________________________________
                                    General Partner

                              Address:   20300 Stevens Creek Blvd.
                                         Suite 395
                                         Cupertino, California 95014


                              EL DORADO C & L FUND, L.P.

                              By: El Dorado Venture Partners III, Its General Partner


                                    By:_________________________________
                                         General Partner

                              Address:   20300 Stevens Creek Blvd.
                                         Suite 395
                                         Cupertino, California 95014


                              EL DORADO TECHNOLOGY IV, L.P., a California
                              Limited Partnership

                              By:   El Dorado Venture Partners III, Its
                                    General Partner


                                    By:_________________________________
                                         General Partner

                              Address:   20300 Stevens Creek Blvd.
                                         Suite 395
                                         Cupertino, California 95014


                              MENLO VENTURES VI, L.P.

                              By:   MV Management VI, L.P.


                                    By:_________________________________
                                         General Partner

                              Address:   3000 Sand Hill Road
                                         Building 4, Suite 100
                                         Menlo Park, California 94025


                              MENLO ENTREPRENEURS FUND VI, L.P.

                              By:   MV Management VI, L.P., Its General
                                    Partner


                                    By:_________________________________
                                         General Partner

                              Address:   3000 Sand Hill Road
                                         Building 4, Suite 100
                                         Menlo Park, California 94025


                              APERTURE ASSOCIATES, L.P.


                              By:_______________________________________
                                    General Partner

                              Address:   505 Montgomery Street
                                         San Francisco, California 94111


                              TEXAS INSTRUMENTS INCORPORATED


                              By:_______________________________________

                              Address:   7839 Churchill Way
                                         Attn:  Corp. Development
                                         Mail Stop 3995
                                         Dallas, Texas 75251

SERIES E INVESTORS:           CROSSPOINT VENTURE PARTNERS 1993
------------------


                              By:_______________________________________
                                    General Partner

                              Address:   18552 MacArthur Blvd., Ste. 400
                                         Irvine, California  92715


                              CROSSPOINT 1993 ENTREPRENEURS FUND


                              By:_______________________________________
                                    General Partner

                              Address:   18552 MacArthur Blvd., Ste. 400
                                         Irvine, California  92715


                              ENTERPRISE PARTNERS II L.P.

                              By:   Enterprise Management Partners II,
                                    L.P., Its General Partner


                                    By:_________________________________
                                         General Partner

                              Address:   12011 San Vicente Boulevard
                                         Suite 330
                                         Los Angeles, California 90049

                              ENTERPRISE PARTNERS II ASSOCIATES, L.P.

                              By:   Enterprise Management Partners II,
                                    L.P., Its General Partner


                                    By:_________________________________
                                         General Partner

                              Address:   12011 San Vicente Boulevard
                                         Suite 330
                                         Los Angeles, California 90049


                              OCEAN PARK VENTURES, L.P.


                              By:_______________________________________
                                    General Partner

                              Address:   12011 San Vicente Boulevard
                                         Suite 330
                                         Los Angeles, California 90049


                              EL DORADO VENTURES III, L.P.

                              By:   El Dorado Venture Partners III, Its
                                    General Partner


                                    By:_________________________________
                                         General Partner

                              Address:   20300 Stevens Creek Blvd.
                                         Suite 395
                                         Cupertino, California 95014

                              EL DORADO C & L FUND, L.P.

                              By:   El Dorado Venture Partners III, Its
                                    General Partner


                                    By:_________________________________
                                         General Partner

                              Address:   20300 Stevens Creek Blvd.
                                         Suite 395
                                         Cupertino, California 95014



                              EL DORADO TECHNOLOGY IV, L.P., a
                              California Limited Partnership

                              By:   El Dorado Venture Partners III, Its
                                    General Partner


                                    By:_________________________________
                                         General Partner

                              Address:   20300 Stevens Creek Blvd.
                                         Suite 395
                                         Cupertino, California 95014



                              MENLO VENTURES VI, L.P.

                              By:   MV Management VI, L.P.


                                    By:_________________________________
                                         General Partner

                              Address:   3000 Sand Hill Road
                                         Building 4, Suite 100
                                         Menlo Park, California 94025

                              MENLO ENTREPRENEURS FUND VI, L.P.

                              By:   MV Management VI, L.P., Its General
                                    Partner


                                    By:_________________________________
                                         General Partner

                              Address:   3000 Sand Hill Road
                                         Building 4, Suite 100
                                         Menlo Park, California 94025


                              APERTURE ASSOCIATES, L.P.


                              By:_______________________________________
                                    General Partner

                              Address:   505 Montgomery Street
                                         San Francisco, California 94111


                              ADC TELECOMMUNICATIONS, INC.


                              By:_______________________________________


                              Address:   4900 West 78th Street
                                         Minneapolis, Minnesota 55435

                                  SCHEDULE I

                             SCHEDULE OF INVESTORS

                               Name and Address
                   -------------------------------------

                    Crosspoint Venture Partners 1993
                    18551 MacArthur Blvd., Suite 400
                    Irvine, CA  92715

                    Crosspoint 1993 Entrepreneurs Fund
                    18551 MacArthur Blvd., Suite 400
                    Irvine, CA  92715

                    Enterprise Partners II, L.P.
                    12011 San Vicente Blvd., Suite 330
                    Los Angeles, CA  90049

                    Enterprise Partners II Associates, L.P.
                    12011 San Vicente Blvd., Suite 330
                    Los Angeles, CA  90049

                    Ocean Park Ventures, L.P.
                    12011 San Vicente Blvd., Suite 330
                    Los Angeles, CA  90049

                    El Dorado Ventures III, L.P.
                    20300 Stevens Creek Blvd., Suite 395
                    Cupertino, California 95014

                    El Dorado C & L Fund, L.P.
                    20300 Stevens Creek Blvd., Suite 395
                    Cupertino, California 95014

                    El Dorado Technology IV, L.P.
                    20300 Stevens Creek Blvd., Suite 395
                    Cupertino, California 95014

                    Menlo Ventures VI, L.P.
                    3000 Sand Hill Road
                    Bldg. 4, Suite 100
                    Menlo Park, CA  94025

                    Menlo Entrepreneurs Fund VI, L.P.
                    3000 Sand Hill Road
                    Bldg. 4, Suite 100
                    Menlo Park, CA  94025

                    C.D. Technicom S.A.
                    Avenue Destenay, 13
                    4000 LIEGE, Belgium

                    Aperture Associates, L.P.
                    505 Montgomery Street
                    San Francisco, CA  94111

                    Texas Instruments Incorporated
                    7839 Churchill Way

                    Mail Stop 39951
                    Dallas, Texas 75251

                                  SCHEDULE II

                             SCHEDULE OF INVESTORS

                               Name and Address
                   -------------------------------------

                    Crosspoint Venture Partners 1993
                    18551 MacArthur Blvd., Suite 400
                    Irvine, CA  92715

                    Crosspoint 1993 Entrepreneurs Fund
                    18551 MacArthur Blvd., Suite 400
                    Irvine, CA  92715

                    Enterprise Partners II, L.P.
                    12011 San Vicente Blvd., Suite 330
                    Los Angeles, CA  90049

                    Enterprise Partners II Associates, L.P.
                    12011 San Vicente Blvd., Suite 330
                    Los Angeles, CA  90049

                    Ocean Park Ventures, L.P.
                    12011 San Vicente Blvd., Suite 330
                    Los Angeles, CA  90049

                    El Dorado Ventures III, L.P.
                    20300 Stevens Creek Blvd., Suite 395
                    Cupertino, California 95014

                    El Dorado C & L Fund, L.P.
                    20300 Stevens Creek Blvd., Suite 395
                    Cupertino, California 95014

                    El Dorado Technology IV, L.P.
                    20300 Stevens Creek Blvd., Suite 395
                    Cupertino, California 95014

                    Menlo Ventures VI, L.P.
                    3000 Sand Hill Road
                    Bldg. 4, Suite 100
                    Menlo Park, CA  94025

                    Menlo Entrepreneurs Fund VI, L.P.
                    3000 Sand Hill Road
                    Bldg. 4, Suite 100
                    Menlo Park, CA  94025

                    Aperture Associates, L.P.
                    505 Montgomery Street
                    San Francisco, CA  94111

                    ADC Telecommunications, Inc.
                    4900 West 78th Street
                    Minneapolis, Minnesota 55435

                                       14